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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
ZORAN CORPORATION
(Name of Registrant as Specified In Its Charter)

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ZORAN CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 21, 2002

TO THE STOCKHOLDERS:

        The annual meeting of stockholders of Zoran Corporation, a Delaware corporation, will be held at Zoran's offices at 3112 Scott Boulevard, Santa Clara, California on June 21, 2002 at 2:00 p.m. for the following purposes:

  1.
  To elect five (5) directors.

  2.
  To approve an amendment to Zoran's 1993 Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares.

  3.
  To approve an amendment to Zoran's 1995 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares.

  4.
  To approve amendments to Zoran's 1995 Outside Directors Stock Option Plan (a) to increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares, and (b) to increase the size of the option granted annually to each outside director from 4,800 shares to 10,000 shares.

  5.
  To ratify the appointment of PricewaterhouseCoopers LLP as Zoran's independent accountants for the year ending December 31, 2002.

  6.
  To transact such other business as may properly come before the meeting, or any adjournment of the meeting.

        Stockholders of record at the close of business on April 29, 2002 shall be entitled to vote at the meeting. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at Zoran's principal offices located at 3112 Scott Boulevard, Santa Clara, California.

                      By order of the Board of Directors

                      DENNIS C. SULLIVAN
                       Secretary

Santa Clara, California
May 17, 2002

IMPORTANT: Please fill in, date, sign and mail promptly the enclosed proxy card in the postage-paid envelope provided to assure that your shares are represented at the meeting. If you attend the meeting, you may vote in person if you wish to do so even though you have sent in your proxy card.

ZORAN CORPORATION
3112 Scott Boulevard
Santa Clara, California 95054

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of Zoran Corporation, a Delaware corporation, for use at the annual meeting of stockholders to be held June 21, 2002 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of stockholders. The annual meeting will be held at our principal executive offices located at 3112 Scott Boulevard, Santa Clara, California. Our telephone number at that address is (408) 919-4111.

        These proxy solicitation materials are being mailed on or about May 17, 2002 to all stockholders entitled to vote at the annual meeting.

Record Date; Outstanding Shares

        Stockholders of record at the close of business on April 29, 2002 are entitled to notice of, and to vote at, the annual meeting. At the record date, 17,990,730 shares of our common stock, $0.001 par value, were issued and outstanding.

        On April 21, 2002, the board of directors approved a three-for-two split of our common stock to be effected in the form of a 50 percent stock dividend, payable on or about May 22, 2002 to stockholders of record on May 7, 2002. The number of shares outstanding at the record date for the annual meeting, and all other share information in this proxy statement, is presented on a pre-split basis and does not reflect the pending stock split.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Zoran a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

Voting

        The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by Zoran's board of directors. Each stockholder is entitled to one vote for each share of stock held by him or her on all matters.

Solicitation

        We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional soliciting materials sent to stockholders. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by some of our directors, officers and employees, without additional compensation, personally or by telephone or telegram.

Deadline for Receipt of Stockholder Proposals for 2003 Annual Meeting

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the 2003 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 17, 2003. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than January 17, 2003.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        A board of five directors will be elected at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. All of the nominees are currently directors of Zoran.

        If elected, management's nominees will serve as directors until our next annual meeting of stockholders and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable to serve for any reason, or if another vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee designated by management.

        If a quorum is present and voting, the five nominees for director receiving the highest number of votes will be elected as directors. Abstentions and shares held by brokers that are present but not voted because the brokers were prohibited from exercising discretionary authority, or broker non-votes, will be counted as present for purposes of determining if a quorum is present.

        The table below sets forth certain age and background information for the current directors. The nominees for election as director at the annual meeting are Dr. Gerzberg, Dr. Meindl, Messrs. Galil, Stabenow and Young.

Name of Nominee	Age	Principal Occupation	Director Since
Levy Gerzberg	57	President and Chief Executive Officer of Zoran	1981
Uzia Galil	77	Chairman of the Board of Directors, Uzia Initiative and Management, Ltd. 1983
James D. Meindl	69	Professor of Microelectronics, Georgia Institute of Technology	1986
Arthur B. Stabenow	63	Private Investor	1990
Philip M. Young	62	General Partner, U.S. Venture Partners	1986

        LEVY GERZBERG was a co-founder of Zoran in 1981 and has served as our president and chief executive officer since December 1988 and as a director since 1981. Dr. Gerzberg also served as our president from 1981 to 1984 and as our executive vice president and chief technical officer from 1985 to 1988. Prior to co-founding Zoran, Dr. Gerzberg was associate director of Stanford University's Electronics Laboratory. Dr. Gerzberg holds a Ph.D. in Electrical Engineering from Stanford University and an M.S. in Medical Electronics and a B.S. in Electrical Engineering from the Technion-Israel Institute of Technology in Haifa, Israel.

        UZIA GALIL has been a director of Zoran since 1983 and has served as chairman of the board of directors since October 1993. Mr. Galil currently serves as president and chief executive officer of Uzia Initiative and Management Ltd., a company specializing in the promotion and nurturing of new businesses associated with mobile communication, electronic commerce and medical informatics, which he founded in November 1999. From 1962 until November 1999, Mr. Galil served as president and chief executive officer of Elron Electronic Industries Ltd., an Israeli high technology holding company, where he also served as chairman of the board. From January 1981 until leaving Elron, Mr. Galil also served as chairman of the board of directors of Elbit Ltd., an electronic communication affiliate of Elron, and as a member of the board of directors of Elbit Systems Ltd., a defense electronics affiliate of Elron, and all other private companies held in the Elron portfolio. Mr. Galil currently serves as a member of the boards of directors of Orobotech Ltd., NetManage Inc. and Partner Communications Ltd. From 1980 to 1990, Mr. Galil served as chairman of the international board of governors of the Technion. Mr. Galil holds an M.S. in Electrical Engineering from Purdue University and a B.S. from the Technion. Mr. Galil has also been awarded an honorary doctorate in technical sciences by the Technion in recognition of his contribution to the development of science- based industries in Israel, an honorary doctorate in philosophy by the Weizmann Institute of Science, an honorary doctorate in engineering by Polytechnic University, New York, and an honorary doctorate from the Ben-Gurion University of the Negev in Israel. Mr. Galil is also a recipient of the Israel Prize.

        JAMES D. MEINDL has been a director of Zoran since March 1986. Dr. Meindl has been a professor of microelectronics at Georgia Institute of Technology since November 1993. From September 1986 to November 1993, Dr. Meindl served as provost and senior vice president of academic affairs at Renssalaer Polytechnic Institute. Prior thereto, Dr. Meindl was a professor of electrical engineering and Director of the Stanford Electronics Laboratory and Center for Integrated Systems at Stanford University. Dr. Meindl is also a director of SanDisk, Inc. and DMC Stratex.

        ARTHUR B. STABENOW has been a director of Zoran since November 1990. Mr. Stabenow has been principally engaged as a private investor since January 1999. From March 1986 to January 1999, Mr. Stabenow was employed as chief executive officer of Micro Linear Corporation, a semiconductor company. Mr. Stabenow also serves as a director of Applied Micro Circuits Corporation.

        PHILIP M. YOUNG has been a director of Zoran since January 1986. Mr. Young has been a general partner of U.S. Venture Partners, a venture capital partnership, since April 1990. Mr. Young is also a director of Compugen, Ltd., Aerogen, Inc. and several private companies.

Board Meetings and Committees

        Our board of directors held four meetings during the year ended December 31, 2001. The board of directors has a compensation committee, an audit committee and a nominating committee. During the year ended December 31, 2001, no incumbent director attended fewer than 75% of the aggregate of (i) all meetings of the board of directors and (ii) all meetings of committees of the board on which such director served.

        The compensation committee, which currently consists of Uzia Galil and Arthur B. Stabenow, is responsible for reviewing the performance of the officers of Zoran and approving salaries and incentive compensation for such officers. The compensation committee held three meetings during the year ended December 31, 2001.

        The audit committee, which currently consists of Arthur B. Stabenow, James D. Meindl and Uzia Galil, is responsible for reviewing our financial statements and significant audit and accounting practices with our independent accountants and making recommendations to our directors with respect thereto. The audit committee held four meetings during the year ended December 31, 2001.

        The board of directors appointed a nominating committee in January 2001. The members of the nominating committee are Uzia Galil, James D. Meindl, Arthur B. Stabenow and Philip M. Young. The nominating committee considers qualified candidates for appointment and nomination for election to the board of directors and makes recommendations concerning such candidates. The nominating committee has not established procedures for considering nominees recommended by stockholders. Stockholders may nominate one or more persons for election as directors at a stockholder meeting only if timely notice of such nomination has been given in writing to the secretary of Zoran in accordance with the company's bylaws. Nominations of stockholders intended to be presented at our next annual meeting of stockholders must be received by us at its principal executive offices no later than January 17, 2003.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN

        At the annual meeting, the stockholders are being asked to approve an amendment to our 1993 Stock Option Plan (the "1993 Option Plan") to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares.

        Management believes that the availability of additional options to purchase common stock is necessary to enable Zoran to continue to provide its employees with equity ownership as an incentive to contribute to our success. Our proposal to increase the number of shares authorized under the 1993 Option Plan is necessitated by our anticipated future growth and need to provide additional long-term performance incentives to current employees.

        As of March 31, 2002, 582,000 shares remained available for future option grants under the 1993 Option Plan, a number that the board of directors has determined to be insufficient to meet our anticipated needs. In order to provide an adequate reserve of shares to permit us to continue to provide long-term equity incentives both in the near-term and on an ongoing basis, the board of directors has amended the 1993 Option Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1993 Option Plan by 750,000 shares.

        The board of directors believes that our stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to our success and in aligning their long-term interests with those of the stockholders. Because competition for highly qualified individuals in our industry is intense, management believes that to successfully attract the best candidates, we must offer a competitive stock option program as an essential component of our compensation packages. The board of directors further believes that stock options serve an important role in motivating their holders to contribute to our continued growth and profitability. The proposed amendment is intended to ensure that the 1993 Option Plan will continue to have available a reasonable number of shares to meet these needs for the remainder of its term.

Summary of the Provisions of the 1993 Option Plan, As Amended

        The following summary of the 1993 Option Plan is qualified in its entirety by the specific language of the plan, a copy of which is available to any stockholder upon request. Additional information concerning options outstanding under the 1993 Option Plan is set forth under "Executive Compensation."

Purpose

        The purposes of the 1993 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, directors and consultants of Zoran and its subsidiaries to promote the success of our business. The 1993 Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") and nonstatutory stock options.

Shares Subject to 1993 Option Plan

        The stockholders have previously authorized the issuance of a maximum of 4,420,000 shares under the 1993 Option Plan. The board of directors has amended the 1993 Option Plan, subject to stockholder approval, to authorize an additional 750,000 shares for issuance upon the exercise of options granted under the plan, for an aggregate maximum of 5,170,000 shares. The 1993 Option Plan imposes a limit (the "Grant Limit") under which no employee may be granted in any fiscal year options to purchase more than 500,000 shares in the aggregate. Appropriate adjustments will be made to the shares subject to the 1993 Option Plan, to the Grant Limit and to the terms of outstanding options upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in our capital structure. To the extent that any outstanding option under the 1993 Option Plan expires or terminates prior to exercise in full, the shares of common stock for which such option is not exercised are returned to the 1993 Option Plan and become available for future grant. As of March 31, 2002, options for 1,808,829 shares were outstanding at a weighted average exercise price of $26.34 per share, and options for 2,029,171 shares had been exercised. The closing price of the common stock as reported on the Nasdaq National Market was $43.68 per share on March 28, 2002, the last day of trading prior to March 31, 2002.

Administration

        The 1993 Option Plan is administered by Zoran's board of directors, or by a committee appointed by the board and consisting of one or more members of the board. For purposes of this discussion, the term "board" refers to the board of directors or any committee authorized to administer the 1993 Option Plan. Subject to the provisions of the 1993 Option Plan, the board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option, the exercise price and the type of consideration to be paid to us for shares acquired pursuant to an option, the time of expiration of each option, and all other terms and conditions of options granted under the 1993 Option Plan.

        The board may, with the consent of the option holder, amend or modify any option and accelerate or defer the exercisability of any option under the 1993 Option Plan. Notwithstanding the foregoing, in June 2000, the board of directors amended the 1993 Option Plan to provide that no option may be repriced without stockholder approval. The board is authorized to interpret the 1993 Option Plan and options granted thereunder, and all determinations of the board are final and binding on all persons having an interest in the 1993 Option Plan or any option.

Eligibility

        The 1993 Option Plan provides that options may be granted to current and prospective employees (including officers and employee directors), non-employee directors and consultants of Zoran and its majority-owned subsidiaries. As of March 31, 2002, we had approximately 298 employees, including four executive officers and four non-employee directors eligible to participate in the 1993 Option Plan. While any eligible person may be granted a nonstatutory stock option, only employees may be granted incentive stock options.

Terms of Options

        Each option is evidenced by a stock option agreement between us and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

        Exercise of the Option.    The board determines when options granted under the 1993 Option Plan will become vested and exercisable. In general, an option granted under the 1993 Option Plan is immediately exercisable, subject to our right to repurchase any unvested shares issued upon exercise of such option, at the original exercise price, upon the optionee's termination as an employee, director or consultant of the company. An option may be exercised by written notice of exercise to us specifying the number of full shares of Zoran to be purchased (which may not be less than 10 shares), along with tender of payment to Zoran of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by cash, check or any other means authorized by the board and permitted by the Delaware General Corporation Law, including surrender of shares of our common stock having a fair market value equal to the exercise price or a cashless exercise procedure in which the optionee assigns the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

        Exercise Price.    The exercise price of options granted under the 1993 Option Plan is determined by the board and must not be less than: (i) the fair market value of the common stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of our outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

        Termination of Employment.    If an optionee's employment or other service with us terminates for any reason other than permanent and total disability or death, options under the 1993 Option Plan may be exercised not later than 90 days after such termination (or such other period of time as is determined by the board), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

        Disability.    If an optionee should become permanently and totally disabled while employed by or engaged in other service with us, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

        Death.    If an optionee should die while employed by or engaged in other service to us, or within 90 days after termination of employment or other service, options may be exercised at any time within one year following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

        Termination of Options.    All options granted under the 1993 Option Plan expire on the date specified in the option agreement, but in no event will the term of an incentive stock option exceed 10 years from the date of grant. However, no incentive stock option granted to any participant who owns stock possessing more than 10% of the total combined voting power of our outstanding capital stock may have a term exceeding five years from the date of grant.

        Nontransferability of Options.    An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Option Plan as may be determined by the board.

Adjustments Upon Merger or Dissolution

        Upon any merger or consolidation in which Zoran is not the surviving corporation, all outstanding options shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the board. Unless otherwise determined by the board, upon the dissolution or liquidation of Zoran, all outstanding options shall terminate if they are not exercised.

Amendment and Termination of the 1993 Option Plan

        The board of directors may amend the 1993 Option Plan at any time or from time to time or may terminate it without the approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the maximum number of shares that may be issued under the plan or changes the class of employees eligible to receive options. However, no such action by the board of directors or stockholders may alter or impair any option previously granted under the 1993 Option Plan. In any event, the 1993 Option Plan will terminate in July 2003.

Options Granted to Certain Persons

        During the year ended December 31, 2001: (i) Dr. Gerzberg, President and Chief Executive Officer, was granted options to purchase 100,000 shares; (ii) Dr. Shenberg, Senior Vice President, Business and Strategic Development, was granted options to purchase 67,000 shares; (iii) Mr. Schneider, Vice President, Finance and Chief Financial Officer, was granted options to purchase 55,000 shares; (iv) Mr. Martino, Chief Operating Officer, was granted options to purchase 200,000 shares; (v) Mr. Aharon, former Chief Operating Officer, was granted options to purchase 35,000 shares (including options to purchase 29,167 shares that were cancelled upon the termination of Mr. Aharon's employment in October 2001); (vi) all current executive officers as a group were granted options to purchase an aggregate of 422,000 shares and (vii) all current employees, including officers who are not executive officers, as a group were granted options to purchase an aggregate of 64,000 shares, under the 1993 Option Plan. During the year ended December 31, 2001, no options were granted under the 1993 Option Plan to any directors who are not executive officers or to any associate of any director, executive officer or board nominee, and, other than Dr. Gerzberg and Mr. Martino, no person was granted 5% or more of the total amount of options granted under the 1993 Option Plan during that year.

Summary of Federal Income Tax Consequences of the 1993 Option Plan

        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1993 Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

  Incentive Stock Options

        An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, Zoran will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below), and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by Zoran for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

        The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum tax taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

  Nonstatutory Stock Options

        Options not designated and qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of a grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The board believes that the proposed amendment to the 1993 Option Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the board unanimously recommends a vote "FOR" approval of this proposal to increase the number of shares of common stock authorized for issuance under the 1993 Option Plan by 750,000 shares, from 4,420,000 shares to 5,170,000 shares.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN

        At the annual meeting, the stockholders are being asked to approve an amendment to our 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares. The Purchase Plan provides for the purchase of our common stock by employees of Zoran and any subsidiaries designated by the board.

Management believes that the Purchase Plan is an important factor in attracting and retaining qualified employees essential to our success. As of March 31, 2002, a total of 393,613 shares of Zoran common stock had been issued under the Purchase Plan, leaving 156,387 shares available for issuance.

Summary of the 1995 Employee Stock Purchase Plan, As Amended

        The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

General

        The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Each participant in the Purchase Plan is granted, at the beginning of each offering under the plan (an "Offering"), the right to purchase through accumulated payroll deductions up to a number of shares of our common stock (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on the last day of each purchase period within the Offering unless the participant has withdrawn from participation in the Offering or in the Purchase Plan prior to such date.

Shares Subject to Purchase Plan

        Currently, a maximum of 550,000 of our authorized but unissued or reacquired shares of common stock may be issued under the Purchase Plan, subject to appropriate adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in our capital structure or in the event of any merger, sale of assets or other reorganization. The board of directors has amended the Purchase Plan, subject to stockholder approval, to authorize an additional 50,000 shares for issuance under the Purchase Plan, for an aggregate maximum of 600,000 shares. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

Administration

        The Purchase Plan is administered by the board of directors or a duly appointed committee of the board. Subject to the provisions of the Purchase Plan, the board determines the terms and conditions of Purchase Rights granted under the plan. The board will interpret the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the board will be final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights.

Eligibility

        Any of our employees or employees of any present or future parent or subsidiary corporation of Zoran designated by the board for inclusion in the Purchase Plan is eligible to participate in an Offering under the plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of our stock or of any of Zoran's parent or subsidiary corporations is entitled to participate in the Purchase Plan. As of March 31, 2002, 298 employees were eligible to participate in the Purchase Plan. During the year ended December 31, 2001: (i) Dr. Gerzberg, President and Chief Executive Officer, purchased 1,162 shares; (ii) Dr. Shenberg, Senior Vice President, Business and Strategic Development, purchased 856 shares; (iii) Mr. Schneider, Vice President, Finance and Chief Financial Officer, purchased 753 shares; (iv) Mr. Martino, Chief Operating Officer, purchased 0 shares; (v) Mr. Aharon, former Chief Operating Officer, purchased 1,095 shares; (vi) all current executive officers as a group purchased 2,771 shares and (vii) all current employees, including officers who are not executive officers, as a group purchased 61,474 shares, under the Purchase Plan. During that fiscal year, no nominee for election as a director other than Dr. Gerzberg was eligible to participate in the Purchase Plan.

Offerings

        Generally, each Offering of common stock under the Purchase Plan is for a period of 24 months (an "Offering Period"). Offering Periods under the Purchase Plan are overlapping, with a new Offering Period beginning every six months. However, employees may only participate in one Offering at a time. Offering Periods generally commence on the first day of May and November of each year (an "Offering Date") and end on the last day of the second following April and October, respectively. Each Offering Period is generally comprised of four six-month purchase periods ("Purchase Periods"). Shares are purchased on the last day of each Purchase Period ("Purchase Dates"). The board may establish a different term for one or more Offerings (not to exceed 27 months) or Purchase Periods or different commencement or ending dates for an Offering or a Purchase Period.

Participation and Purchase of Shares

        Participation in the Purchase Plan is limited to eligible employees who authorize payroll deductions, which may not exceed 10% of compensation for each pay period during an Offering or such other rate as the board determines. Once an employee becomes a participant in the Purchase Plan, the employee will automatically participate in each successive Offering until such time as the employee ceases to be an eligible employee, withdraws from the Purchase Plan, or terminates employment.

        The Purchase Plan provides that each participant in an Offering has a maximum Purchase Right equal to the lesser of the number of whole shares determined by dividing $50,000 by the fair market value of a share of common stock on the Offering Date or 5,000 shares, subject to certain limitations. These dollar and share amounts are pro-rated for any Offering Period that is less than 23 1/2 months or more than 24 1/2 months in duration. Notwithstanding any other provision of the Purchase Plan, no participant may purchase under the Purchase Plan shares of common stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of our common stock on the Offering Date).

        At the end of each Purchase Period, a participant acquires the number of shares of our common stock determined by dividing the total amount of payroll deductions from the participant's compensation during the Purchase Period by the purchase price, limited in any case by the number of shares subject to the participant's Purchase Right for the Offering. The purchase price per share at which the shares are sold under the Purchase Plan generally equals 85% of the lesser of the fair market value of a share of common stock on the Offering Date or on the Purchase Date. The fair market value of the common stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. Any payroll deductions under the Purchase Plan not applied to the purchase of shares are returned to the participant, except for an amount insufficient to purchase another whole share, which amount may be applied to the next Offering.

        A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

Change in Control

        The Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock, (ii) a merger or consolidation in which we are a party, (iii) the sale, exchange or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution of Zoran wherein, upon any such event, Zoran stockholders immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of our voting stock, its successor, or the corporation to which the assets of Zoran were transferred (a "Change in Control"), the acquiring or successor corporation may assume the company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. If the acquiring or successor corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may adjust the next Purchase Date to a date on or before the date of the Change in Control. Any Purchase Rights that are not assumed, substituted for, or exercised prior to the Change in Control will terminate.

Termination or Amendment

        The Purchase Plan will continue until terminated by the board of directors or until all of the shares reserved for issuance under the Purchase Plan have been issued. The board may amend or terminate the Purchase Plan at any time, except that the approval of Zoran stockholders is required within 12 months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan or changing the definition of the corporations that may be designated for inclusion in the Purchase Plan.

Summary of Federal Income Tax Consequences of the Purchase Plan

        The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all potential tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

        A participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of our common stock under the terms of the Purchase Plan so long as it qualifies under Section 423 of the Code. If a participant disposes of shares purchased under the Purchase Plan within two years from the first day of the applicable Offering or within one year from the Purchase Date (a "disqualifying disposition"), the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of the ordinary income will be added to the participant's basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant's holding period is more than 12 months, otherwise it will be short-term.

        If a participant disposes of shares purchased under the Purchase Plan at least two years after the first day of the applicable Offering and at least one year after the Purchase Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the applicable Offering and the purchase price (determined as if the Purchase Right were exercised on such date). The amount of any ordinary income will be added to the participant's basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss.

        If the participant still owns the shares at the time of death, ordinary income will be recognized in the year of death equal to the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price or (ii) the difference between the fair market value of the shares on the first day of the Offering in which the shares were purchased and the purchase price (determined as if the Purchase Right were exercised on such date).

        We should be entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed.

Required Vote

        Approval of this proposal requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of the vote.

        The Board believes that the proposed amendment to the Purchase Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the board unanimously recommends a vote "FOR" approval of this proposal to increase the number of shares of common stock authorized for issuance under the Purchase Plan by 50,000 shares, from 550,000 shares to 600,000 shares.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO
1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

        At the annual meeting, the stockholders are being asked to approve amendments to our 1995 Outside Directors Stock Option Plan (the "Directors Plan") to (a) increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares, and (b) increase the size of the option granted annually to each non-employee director under the Directors Plan from 4,800 shares to 10,000 shares.

        The Directors Plan is intended to assist us to attract and retain highly qualified individuals to serve as directors of Zoran and to provide incentives directed toward increasing the value of Zoran for its stockholders. As of March 31, 2002, a total of 97,000 shares remained available for the future grant of options under the Directors Plan. The board of directors believes that approval of these amendments to the Directors Plan is in the best interest of Zoran and its stockholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain the capable directors who are essential to our long-term success.

Summary of the Provisions of the 1995 Outside Directors Stock Option Plan, As Amended

        The following summary of the Directors Plan is qualified in its entirety by the specific language of the Directors Plan, a copy of which is available to any stockholder upon request.

General

        The Directors Plan provides for the automatic grant of nonstatutory stock options to members of the board of directors who are not employees of Zoran or of any subsidiary or parent of Zoran ("Outside Directors"). It is intended to qualify as a "formula plan" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Shares Subject to Directors Plan

        The stockholders have previously authorized the issuance of a maximum of 300,000 shares of common stock under the Directors Plan. The board of directors has amended the Directors Plan, subject to stockholder approval, to authorize an additional 50,000 shares for issuance upon the exercise of options granted under the Directors Plan, for an aggregated maximum of 350,000 shares. Upon any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of Zoran, appropriate adjustments will be made to the shares subject to the Directors Plan, to the terms of the automatic grant of options described below, and to outstanding options. To the extent that any outstanding option under the Directors Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by us, the shares of common stock for which such option is not exercised or the repurchased shares are returned to the plan and again become available for grant.

Administration

        The Directors Plan is intended to operate automatically without discretionary administration. To the extent administration is necessary, it will be performed by the board of directors or a duly appointed committee of the board. For the purposes of this discussion, the term "board" refers to the board of directors or any committee authorized to administer the Directors Plan. The board has no discretion to select the Outside Directors who are granted options under the Directors Plan, to set the exercise price of the options, to determine the number of shares for which or the time at which particular options are granted or to establish the duration of the options. The board is authorized to interpret the Directors Plan and options granted under it, and all determinations of the board will be final and binding on all persons having an interest in the Directors Plan or any option.

Eligibility

        Only directors of Zoran who, at the time of grant, are Outside Directors are eligible to participate in the Directors Plan. Currently, we have four Outside Directors.

Automatic Grant of Options

        Options are granted automatically under the Directors Plan without any discretionary action by the board. Each person first elected or appointed as an Outside Director is granted an option (an "Initial Option") for 20,000 shares of our common stock on the day of his or her initial election or appointment. However, a director who did not previously qualify as an Outside Director and who subsequently becomes an Outside Director will not receive such an option. On the day immediately following each annual meeting of the stockholders, each Outside Director remaining in office (including directors who previously did not qualify as Outside Directors) who has served continuously as a director for at least six months has been granted an option (an "Annual Option") for 4,800 shares of Common Stock. The board has amended the Directors Plan, subject to stockholders approval, to increase the size of the Annual Option from 4,800 shares to 10,000 shares of common stock.

Terms and Conditions of Options

        Each option granted under the Directors Plan is evidenced by a written agreement between Zoran and the Outside Director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Directors Plan. The exercise price per share under each option must equal the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the closing price per share on the date of grant as reported on the Nasdaq National Market. The exercise price may be paid in cash, by check, or in cash equivalent, by surrendering previously acquired shares of common stock having a fair market value not less than the exercise price or by assigning the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

        Initial Options become exercisable in equal annual installments on each of the first four anniversaries of the date of grant, provided in each instance that the Outside Director's service with us has not terminated. Annual Options become exercisable in full on the first anniversary of the date of grant, provided that the Outside Director's service has not terminated. Unless earlier terminated under the terms of the Directors Plan or the option agreement, each option remains exercisable for ten years after grant. During the lifetime of the optionee, the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and distribution.

Change in Control

        The Directors Plan provides that in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock, (ii) a merger or consolidation in which Zoran is a party, (iii) the sale, exchange or transfer of all or substantially all of our assets, or (iv) a liquidation or dissolution of Zoran wherein, upon any such event, Zoran stockholders immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of Zoran's voting stock, its successor, or the corporation to which the assets of the Company were transferred (a "Change in Control"), all options outstanding under the Directors Plan will become immediately exercisable and vested in full as of the date ten days prior to the Change in Control unless the surviving, continuing, successor, or purchasing corporation or parent corporation thereof either assumes or substitutes new options for the options outstanding under the Directors Plan. To the extent that the options outstanding under the Directors Plan are not assumed, substituted for, or exercised prior to the Change in Control, they will terminate.

Termination or Amendment

        Unless earlier terminated by the board, the Directors Plan will terminate in December 2005 or when all of the shares available for issuance under the Directors Plan have been issued, whichever occurs first. The Directors Plan may be terminated or amended by the board at any time, subject to stockholder approval only if such amendment would increase the total number of shares of common stock reserved for issuance thereunder or would expand the class of persons eligible to receive options. No termination or amendment of the Directors Plan may adversely affect an outstanding option without the consent of the optionee.

Amended Plan Benefits and Additional Information

        During the year ended December 31, 2001, (i) each Outside Director (Dr. Meindl and Messrs. Galil, Stabenow and Young) was granted options under the Directors Plan to purchase 4,800 shares of common stock. None of the other groups or individuals for whom disclosure would otherwise be required are eligible to participate in the Directors Plan.

        Subject to stockholder approval, the following table sets forth the grants of stock options that will be made pursuant to the Directors Plan during the year ending December 31, 2002, assuming that each of the nominees for election to the board of directors are elected at the annual meeting and that no other change in the composition of the board of directors occurs during the current fiscal year.

AMENDED PLAN BENEFITS

Name and Position	Number of Shares(1)
Levy Gerzberg, Ph.D. President and Chief Executive Officer	0
Isaac Shenberg, Ph.D. Senior Vice President, Business and Strategic Development	0
Karl Schneider Vice President, Finance and Chief Financial officer	0
Camillo Martino Chief Operating Officer	0
Executive Group (4 persons)	0
Non-Executive Director Group (4 persons)	40,000
Non-Executive Officer Employee Group	0

(1)
Only non-employee directors receive automatic grants under the Directors Plan.

Summary of Federal Income Tax Consequences

        All options granted under the Directors Plan are nonstatutory options, that is, options not intended to be incentive stock options within the meaning of Section 422 of the Code. For a summary of the United States federal income tax consequences under current law of participation in the Directors Plan, see the discussion of the treatment of nonstatutory stock options under "Proposal No. 2—Approval of Amendment to 1993 Option Plan—Summary of Federal Income Tax Consequences of the 1993 Option Plan."

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The board believes that the proposed amendments to the Directors Plan is in the best interests of Zoran and its stockholders for the reasons stated above. Therefore, the board unanimously recommends a vote "FOR" approval of the proposals to (1) increase the number of shares of common stock authorized for issuance under the Directors Plan by 50,000 shares, from 300,000 shares to 350,000 shares, and (2) increase the size of the Annual Option granted to each outside director under the Directors Plan from 4,800 shares to 10,000 shares.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the year ending December 31, 2002. A representative of PricewaterhouseCoopers LLP is expected to be present at our annual meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to us for the year ended December 31, 2001 by PricewaterhouseCoopers LLP:

Audit Fees	$162,238
Tax Service Fees	$100,237
All Other Fees	$28,500

        The audit committee has considered the role of PricewaterhouseCoopers LLP in providing tax and audit services and other non-audit services to us and has concluded that such services are compatible with PricewaterhouseCooper's independence as our accountants.

Vote Required and Board of Director's Recommendation

        Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the outcome of this vote.

        The board believes that the ratification of PricewaterhouseCoopers LLP is in the best interests of Zoran and its stockholders. Therefore, the board unanimously recommends a vote "FOR" approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Zoran's independent accountants for the year ending December 31, 2002.

PRINCIPAL STOCKHOLDERS AND SHARE
OWNERSHIP BY MANAGEMENT

        The following table sets forth certain information known to us relating to the beneficial ownership of our common stock, as of March 31, 2002 by: (i) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each executive officer named in the tables set forth under "Executive Compensation;" (iii) each director; and (iv) all executive officers and directors as a group:

Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent(1)(2)
Massachusetts Financial Services Company(3) 500 Boylston Street Boston, MA 02116	1,371,500	7.6%
Firsthand Funds and related entities(4) 125 South Market San Jose, CA 95113	1,368,636	7.6%
Taunus Corporation(5) 31 West 52nd Street New York, NY 10019	953,234	5.3%
Levy Gerzberg, Ph.D.(6)	264,522	1.5%
Camillo Martino(7)	200,000	1.1%
Isaac Shenberg, Ph.D.(7)	176,681	*
Karl Schneider(8)	119,175	*
Uzia Galil(9)	60,249	*
Arthur B. Stabenow(10)	46,881	*
James D. Meindl, Ph.D.(11)	45,347	*
Philip M. Young(7)	28,800	*
All directors and executive officers as a group (8 persons)(12)	941,655	5.2%

*
Represents less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable, or will become exercisable within 60 days after March 31, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. In general, options granted under the 1993 Option Plan are fully exercisable from the date of grant, subject to our right to repurchase any unvested shares at the original exercise price in the event of termination of the optionee's employment. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Calculated on the basis of 17,975,807 shares of common stock outstanding as of March 31, 2002.

(3)
Based on a Schedule 13G/A filed by Massachusetts Financial Services Company on March 13, 2002. Massachusetts Financial Services Company has voting power over 1,180,650 shares of common stock and sole dispositive power over 1,371,550 shares.

(4)
Based on a Schedule 13G filed by Firsthand Capital Management, Inc. ("FCM"), Silicon Capital Management LLC ("SCM"), Kevin Landis ("Landis") and Firsthand Funds ("Firsthand") on January 28, 2002. Landis is the control person of FCM and SCM, which serve as investment advisors of Firsthand, an investment company. Each of Landis, FCM, SCM and Firsthand has sole voting power and sole dispositive power over 1,368,636 shares. Mr. Landis disclaims beneficial ownership as to all shares beneficially owned for Section 13(g) filing purposes by FCM, SCM and Firsthand. In addition, Firsthand disclaims beneficial ownership as to all shares beneficially owned for Section 13(g) filing purposes by SCM.

(5)
Based on a Schedule 13G filed by Taunus Corporation and Bankers Trust Company on February 13, 2002. Included in this figure are 936,639 shares of common stock owned by Bankers Trust Company. Taunus Corporation, an affiliate of Bankers Trust, has sole voting power over 953,234 shares and sole dispositive power over 853,695 shares of common stock. Taunus expressly disclaims beneficial ownership as to all shares beneficially owned for Section 13(g) filing purposes by Bankers Trust.

(6)
Includes immediately exercisable options to purchase 221,323 shares of common stock.

(7)
Consists of immediately exercisable options to purchase shares of common stock.

(8)
Includes immediately exercisable options to purchase 118,800 shares of common stock.

(9)
Includes 3,008 shares held by Mr. Galil's spouse. Mr. Galil may be deemed to be a beneficial owner of these shares, although Mr. Galil disclaims such beneficial ownership. Also includes immediately exercisable options to purchase 48,800 shares of common stock.

(10)
Includes immediately exercisable options to purchase 36,300 shares of common stock.

(11)
Includes 222 shares held jointly with Dr. Meindl's spouse and 1,125 shares held by James and Frederica Meindl as trustees of the Meindl Trust dated February 4, 1972. Also includes immediately exercisable options to purchase 44,000 shares of common stock.

(12)
Includes immediately exercisable options to purchase 874,704 shares of common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than 10% of a registered class of the our equity securities, to file with the Securities Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Zoran. Officers, directors and greater-than-10% beneficial owners are required by SEC regulation to furnish us with copies of all reports they file under Section 16(a).

        To our knowledge, based solely on our review of the copies of reports filed under Section 16(a) furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2001, except that Isaac Shenberg filed one late report on Form 4 with respect to one transaction, and Levy Gerzberg filed one late report on Form 4 with respect to one transaction.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table sets forth information concerning the compensation received for services rendered to us during the years ended December 31, 1999, 2000 and 2001 by our chief executive officer and our four other most highly compensated executive officers whose total salary and bonus for such fiscal year exceeded $100,000 (collectively, the "Named Executive Officers"), and one former executive officer who would have been included among the four most highly compensated executives had he continued to serve as an executive officer through the most recent fiscal year.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
Annual Compensation
Named Officers						Options Granted (Shares)	All Other Compensation
	Year	Salary(1)		Bonus
Current Officers
Levy Gerzberg, Ph.D. President and Chief Executive Officer	2001 2000 1999	$ $ $	318,423 318,664 300,011	$ $ $	226,100 180,000 225,000	100,000 90,000 55,000	$ $ $	538 258 237	(2) (2) (2)
Isaac Shenberg, Ph.D. Senior Vice President, Business and Strategic Development	2001 2000 1999	$ $ $	172,130 168,850 155,167	$ $ $	48,899 55,957 55,000	67,000 40,000 20,000	$ $ $	42,674 44,050 36,117	(3) (3) (3)
Karl Schneider Vice President, Finance and Chief Financial Officer	2001 2000 1999	$ $ $	185,250 164,656 158,653	$ $ $	60,918 50,400 50,000	55,000 30,000 15,000	$ $ $	538 167 153	(2) (2) (2)
Camillo Martino(4) Chief Operating Officer	2001		$87,404		$—	200,000		$179	(2)
Former Officer
Aharon Aharon(5) (Former Chief Operating Officer)	2001 2000 1999	$ $ $	179,515 195,845 180,519	$ $ $	— 70,000 72,000	35,000 50,000 30,000	$ $ $	448 171 53,377	(2) (2) (2)(3)(6)

(1)
Includes amounts (if any) deferred under our 401(k) Plan.

(2)
Represents premiums paid by us with respect to term life insurance for the benefit of Dr. Gerzberg and Messrs. Schneider and Aharon. In 1999, Mr. Aharon's term life insurance premium was $170.

(3)
Consists of (i) premiums paid by us under an insurance policy that covers certain severance and other benefits and (ii) contributions by us toward a continuing education funds. In 2001, 2000 and 1999 we paid insurance premiums for the benefit of Dr. Shenberg in the amounts of $27,246, $29,889 and $24,507, respectively. In 2001, 2000 and 1999 we also made continuing education contributions for the benefit of Dr. Shenberg in the amounts of $15,428, $14,161 and $11,610, respectively. In 1999, we paid an insurance premium in the amount of $24,695 and a continuing education contribution in the amount of $3,373, for the benefit of Mr. Aharon.

(4)
Mr. Martino joined Zoran at its Chief Operating Officer on August 20, 2001. The reported compensation for 2001 includes compensation earned by Mr. Martino from that date through December 31, 2001.

(5)
Mr. Aharon left Zoran on October 31, 2001.

(6)
Includes payment of accrued vacation upon relocation to main corporate offices in the amount of $25,139.

Option Grants

        The following table sets forth information concerning grants of options to purchase our common stock made during the year ended December 31, 2001 to the Named Executive Officers and one former executive officer:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants in 2001
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
% of Total Options Granted to Employees in Fiscal Year(3)
Number of Securities Underlying Options Granted(2)
Name				Exercise or Base Price(4)		Expiration Date
							5%		10%
Current Officers
Levy Gerzberg	50,000 50,000	2.6 2.6	% %	$ $	17.28 15.50	9/19/11 2/7/11	$ $	543,365 487,393	$ $	1,376,993 1,235,150
Isaac Shenberg	37,000 30,000	1.9 1.5	% %	$ $	17.28 15.50	9/19/11 2/7/11	$ $	402,090 292,436	$ $	1,018,975 741,090
Karl Schneider	30,000 25,000	1.5 1.3	% %	$ $	17.28 15.50	9/19/11 2/7/11	$ $	326,019 243,697	$ $	828,196 617,575
Camillo Martino	50,000 150,000	2.6 7.7	% %	$ $	25.29 32.00	10/31/11 8/21/11	$ $	795,237 3,018,694	$ $	2,015,287 7,649,963
Former Officer
Aharon Aharon(5)	35,000	1.8%			$15.50	2/7/11		$341,175		$864,605

(1)
Potential gains are net of exercise price, but before taxes associated with the exercise. These amounts represent certain hypothetical gains based on assumed rates of appreciation, based on the Securities and Exchange Commission's rules, and do not represent our estimate or projection of future prices of our common stock. Actual gains, if any, on stock option exercises are dependent on our future performance, overall market conditions and the optionees' continued employment through the vesting period. Accordingly, the gains reflected in this table may not be achieved.

(2)
All options are fully exercisable from the date of grant, subject to our right to repurchase any unvested shares at the original purchase price upon the optionee's termination as an employee. The options (or shares issued upon the exercise of the options) vest in 48 equal monthly installments from the date of grant, except that no options from any plan may be exercised until one year of continuous employment with Zoran.

(3)
We granted options to purchase an aggregate of 1,942,890 shares of our common stock to employees during the year.

(4)
All options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(5)
Includes options to purchase 29,167 shares that were cancelled in connection with the termination of Mr. Aharon's employment.

Option Exercises and Fiscal 2001 Year-End Values

        The following table provides the specified information concerning exercises of options to purchase our common stock in the fiscal year ended December 31, 2001, and unexercised options held as of December 31, 2001, by the persons named in the Summary Compensation Table above.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

			Number of Shares Underlying Unexercised Options at Fiscal Year End			Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Shares Acquired on Exercise	Value Realized(2)
			Exercisable(3)		Unexercisable	Exercisable(3)	Unexercisable
Current Officers
Levy Gerzberg, Ph.D.	235,000	$6,173,318	236,323		—	$2,574,032	—
Isaac Shenberg, Ph.D.	10,250	242,069	182,535		—	3,026,688	—
Karl Schneider	—	—	118,800		—	1,575,235	—
Camillo Martino	—	—	200,000		—	463,500	—
Former Officer
Aharon Aharon	47,041	1,129,465	—	(4)	—	—	—

(1)
Based on a market value of $32.64, the closing price of our common stock on December 31, 2001, as reported on the Nasdaq National Market.

(2)
Based on the closing price of our common stock as reported on the Nasdaq National Market on the date of exercise. The executive officer's actual value realized may be different.

(3)
All options are fully exercisable from the date of grant, subject to our right to repurchase any unvested shares at the original purchase price upon optionee's termination as an employee. The options (or shares issued upon the exercise of the options) vest in 48 equal installments given from the date of grant.

(4)
Mr. Aharon's unexercised options were cancelled in connection with the termination of his employment.

Compensation of Directors

        During 2001, directors received quarterly fees of $3,000 as compensation for their services as members of our board of directors and fees of $500 for each board or committee meeting attended. Effective January 1, 2002 directors receive an annual retainer of $20,000, a fee of $2,000 for each meeting attended and quarterly fees of $1,500 for each committee on which they serve and $2,500 for each committee they chair.

        The Directors Plan provides for formula-based grants of options to non-employee directors. Under the Directors Plan, each non-employee director of Zoran is automatically granted a nonstatutory stock option to purchase 20,000 shares of our common stock (an "Initial Option") on the date on which such person first becomes a non-employee director of Zoran. Thereafter, on the date immediately following each annual stockholders' meeting, each non-employee director who is reelected at the meeting to an additional term has been granted an additional option to purchase 4,800 shares of our common stock (an "Annual Option") if, on such date, he has served on the board of directors for at least six months. The Board has amended the Directors Plan, subject to stockholder approval, to increase the size of the Annual Option from 4,800 shares to 10,000 shares of Common Stock. See "Proposal No. 4—Approval of Amendments to 1995 Outside Directors Stock Option Plan." The Directors Plan provides that each Initial Option shall become exercisable in installments as to one-fourth of the total number of shares subject to the option on each of the first, second, third and fourth anniversaries of the date of grant, and each Annual Option shall become exercisable in full one year after the date of grant, subject to the director's continuous service. The exercise price per share of all options granted under the Directors

Plan is equal to the fair market value of a share of our common stock on the date of grant. Options granted under the Directors Plan have a term of ten years.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain four compensation plans that provide for the issuance of our common stock to officers and other employees, directors or consultants. These consist of the 1993 Option Plan, the Directors Plan and the Purchase Plan, which have been approved by stockholders, and the 2000 Nonstatutory Stock Option Plan (the "2000 Option Plan"), which has not been approved by stockholders. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2001:

Plan Category(1)	Number Of Shares To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (A)	Weighted-Average Exercise Price Of Outstanding Options, Warrants And Rights (B)	Number Of Shares Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected In Column (A)) (C)
Equity compensation plans approved by stockholders	2,071,730	$25.82	811,387	(2)
Equity compensation plans not approved by stockholders(3)	1,417,050	$19.78	111,000
Total	3,488,780	$23.36	922,387

(1)
The information presented in this table excludes options assumed by Zoran in connection with acquisitions of other companies. As of December 31, 2001, 83,988 shares of Zoran common stock were issuable upon exercise of these assumed options, at a weighted average exercise price of $14.67 per share.
(2)
Includes 156,387 shares of Zoran common stock remaining available for future issuance under the Purchase Plan as of December 31, 2001.
(3)
Consists of options that are outstanding or may be issued pursuant to 2000 Option Plan. The material features of the 2000 Option Plan are described below.

Material Features of the 2000 Option Plan

        As of December 31, 2001, we had reserved 1,550,000 shares of Common Stock for issuance under the 2000 Option Plan. The 2000 Option Plan provides for the grant of nonstatutory stock options to employees or consultants with exercise prices typically equal to (but not less than 85% of) the fair market value of our common stock on the date of grant. No current officer or other person whose eligibility would require stockholder approval of the 2000 Option Plan under any law or stock exchange rules may be granted an option under the plan. The 2000 Option Plan is currently being administered by the Compensation Committee, which determines the optionees and the terms of the options granted, including exercise price and number of shares subject to the options granted. Certain options granted under the 2000 Option Plan are fully exercisable from the date of grant, subject to our right to repurchase unvested shares at the original purchase price upon the optionee's termination of service. Subject to the optionee's continued service, the options generally vest at the rate of 1/4 of the shares on the first anniversary of the date of grant and at the rate of 1/48 of the shares on the last day of each of the next 36 calendar months thereafter. Options granted under the 2000 Option Plan generally have a 10-year term and terminate three months after the termination of service, except where service terminates due to the optionee's death or permanent and total disability, in which case the option will remain exercisable for one year after such termination but in no event beyond the expiration of the option's term.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

Compensation Philosophy

        The goals of our compensation policy are to attract, retain and reward executive officers who contribute to our overall success by offering compensation that is competitive in the semiconductor industry, to motivate executives to achieve our business objectives and to align the interests of officers with the long-term interests of stockholders. We currently use salary, bonuses and stock options to meet these goals.

Forms of Compensation

        We provide our executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the compensation committee considers individual Zoran's performance, as well as market information regarding compensation paid by other companies in our industry.

        Base Salary.    Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the semiconductor industry for individuals of similar education and background to the executive officers being recruited. We also give consideration to the individual's experience, reputation in his or her industry and expected contributions to Zoran. Salaries are generally reviewed annually by the compensation committee and are subject to increases based on (i) the compensation committee's determination that the individual's level of contribution to Zoran has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels.

        Bonuses.    It is our policy that a substantial component of each officer's potential annual compensation takes the form of a performance-based bonus. Bonus payments to officers other than the chief executive officer are determined by the compensation committee, in consultation with the chief executive officer, based on our financial performance and the achievement of the officer's individual performance objectives. The chief executive officer's bonus is determined by the compensation committee, without participation by the chief executive officer, based on the same factors.

        Long-Term Incentives.    Longer-term incentives are provided through the 1993 Option Plan, which rewards executives and other employees through the growth in value of our stock. The compensation committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to Zoran, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officers' relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join Zoran may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price.

2001 Compensation

        Compensation for the chief executive officer and other executive officers for 2001 was set according to our established compensation policy described above. At the end of fiscal 2001, we paid bonuses to our executive officers, including a cash bonus of $226,100 to Levy Gerzberg, our chief executive officer. These bonuses were based upon our success in 2001 in the execution of our operating and strategic plan, including substantial growth in revenue and operating income, the contributions of Dr. Gerzberg and the other executive officers to the success and the overall performance of Zoran and the individual performance of Dr. Gerzberg and the other executive officers with respect to specific operational and strategic objectives.

                      COMPENSATION COMMITTEE

                      Uzia Galil
                      Arthur B. Stabenow

REPORT OF THE AUDIT COMMITTEE

        The audit committee oversees Zoran's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. PricewaterhouseCoopers LLP is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        During the year ended December 31, 2001, the audit committee consisted of three directors each of whom, in the judgment of the Board, is an "independent director" as defined in the listing standards for The Nasdaq Stock Market. The audit committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of this charter is attached to this proxy statement as Appendix A.

        The audit committee has discussed and reviewed with the auditors all matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the overall scope of PricewaterhouseCoopers LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

        The audit committee has received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that our audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2001.

                      AUDIT COMMITTEE

                      Arthur B. Stabenow
                      James D. Meindl
                      Uzia Galil

PERFORMANCE GRAPH

        Set forth below is a graph indicating cumulative total return at December 31, 1997, 1998, 1999, 2000 and 2001 on $100 invested, alternatively, in Zoran common stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Electronic Components Stock Index on December 31, 1996.

Comparison of Five–Year Cumulative Total Returns

Performance Graph for

ZORAN CORPORATION

Produced on 04/16/2002 including data to 12/31/2001

$350
$300
$250
$200
$150
$100
$50
$0
181.3
168.7
153.7
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001

Legend

Symbol	CRSP Total Returns Index for:	12/1996	12/1997	12/1998	12/1999	12/2000	12/2001
·········· ■	ZORAN CORPORATION	100.0	67.0	97.2	309.7	86.1	181.3
- - - - - ★	Nasdaq Stock Market (US Companies)	100.0	122.5	172.7	320.9	193.0	153.1
— — — ▲	Nasdaq Electronic Components Stocks SIC 3670–3679 US & Foreign	100.0	104.8	162.0	301.2	247.6	168.7

Notes:

A. The lines represent annual index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily using the market capitalization on the previous trading day.

C. If the annual interval, based on the fiscal year–end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on 12/31/1996.

OTHER BUSINESS

        Zoran currently knows of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                      THE BOARD OF DIRECTORS

Dated: May 17, 2002

APPENDIX A

ZORAN CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.    STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of Zoran Corporation (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.
  •
  Review and appraise the audit efforts and independence of the Company's auditors.
  •
  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

  •
  is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;
  •
  is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;
  •
  has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service, retirement plan benefits or non-discretionary compensation);
  •
  has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and
  •
  is not an executive of another entity on whose Compensation Committee any of the Company's current executives serves.

        All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

        The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.    MEETINGS

        The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV.    PROCESSES

        To fulfill its responsibilities and duties the Committee shall:

  A.    Documents/Reports to Review

    1.
    Review and reassess the Charter's adequacy periodically, as conditions dictate.
    2.
    Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.
    3.
    Review the regular Management Letter to management prepared by the independent auditors and management's response.
    4.
    Review related party transactions for potential conflicts of interests.
    5.
    Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Ks and Form 10-Qs. These meetings should include a discussion of the independent auditors, judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the auditor's quarterly review.
    6.
    Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

  B.    Independent Auditors

    1.
    Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.
    2.
    Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).
    3.
    Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.
    4.
    Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    5.
    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  C.    Financial Reporting Processes

    1.
    In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.
    2.
    Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
    3.
    Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  D.    Process Improvement

    1.
    Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
    2.
    Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
    3.
    Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.
    4.
    Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
    5.
    Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

  E.    Ethical and Legal Compliance

    1.
    Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior.
    2.
    Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
    3.
    Review management's monitoring of compliance with the Foreign Corrupt Practices Act.
    4.
    Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.
    5.
    Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.
    6.
    Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.
    7.
    If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

APPENDIX B

ZORAN CORPORATION

1993 STOCK OPTION PLAN

        1.    Purposes of the Plan.    The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

        2.    Definitions.    As used herein, and in any Option granted hereunder, the following definitions shall apply:

          (a)  "Board" shall mean the Board of Directors of the Company.

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)  "Common Stock" shall mean the Common Stock of the Company.

          (d)  "Company" shall mean Zoran Corporation, a Delaware corporation.

          (e)  "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

          (f)    "Consultant" shall mean any independent contractor retained to perform services for the Company.

          (g)  "Continuous Service" shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee, a Non-Employee Director, or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee's service occurs.

          (h)  "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

          (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (j)    "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

          (k)  "Non-Employee Director" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

          (l)    "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

          (m)  "Option" shall mean a stock option granted pursuant to the Plan.

          (n)  "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          (o)  "Optioned Shares" shall mean the Common Stock subject to an Option.

          (p)  "Optionee" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

          (q)  "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 424(e) of the Code.

          (r)  "Plan" shall mean this 1993 Stock Option Plan.

          (s)  "Registration Date" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

          (t)    "Section 162(m)" means Section 162(m) of the Code.

          (u)  "Securities Act" shall mean the Securities Act of 1933, as amended.

          (v)  "Share" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

          (w)  "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be five million one hundred seventy thousand (5,170,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

        The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act. The Committee shall designate which Options granted under the Plan by the Company are intended to be granted in reliance on Rule 701.

        4.    Administration of the Plan.

          (a)    Procedure.    The Plan shall be administered by the Board. The Board may appoint one or more Committees to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

          Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

          The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

          (b)    Procedure After Registration Date.    Notwithstanding subsection (a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

          (c)    Powers of the Committee.    Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (x) to designate which options granted under the Plan will be issued in reliance on Rule 701.

          (d)    Effect of Committee's Decision.    All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

        5.    Eligibility and Option Limitations.

          (a)    Persons Eligible for Options.    Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, "Employees," "Non-Employee Directors" and "Consultants" shall include prospective Employees, prospective Non-Employee Directors and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. Incentive Stock Options may be granted only to Employees. Any person who is not an Employee on the effective date of grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

          (b)    Section 162(m) Grant Limit.    Subject to adjustment as provided in Section 11, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) Shares (the "Section 162(m) Grant Limit"). An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the Section 162(m) Grant Limit for such period.

          (c)    No Right to Continuing Employment.    Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

          (d)    Option Repricing.    No Option shall be repriced without the approval of a majority of the shares of Common Stock present or represented by proxy and voting at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy.

        6.    Term of Plan.    The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

        7.    Term of Option.    Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

        8.    Option Price and Consideration.

          (a)    Option Price.    Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: (i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value. Fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

          (b)    Ten Percent Shareholders.    No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

          (c)    Consideration.    The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

        9.    Exercise of Option.

          (a)    Vesting Period.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee's Continuous Service. However, no Option granted to a prospective Employee, prospective Non-Employee Director or prospective Consultant may become exercisable prior to the date on which such person commences service.

          (b)    Exercise Procedures.    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

          (c)    Death of Optionee.    In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90) day period immediately prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

          (d)    Disability of Optionee.    In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee, Non-Employee Director or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (e)    Other Termination of Continuous Service.    If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

          (f)    Exercise of Option With Stock After Registration Date.    After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

          (g)    Tax Withholding.    After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an option granted under the Plan, the optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

          Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

              (i)  An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

            (ii)  Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

            (iii)  Absent an advance election or window-period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

            (iv)  The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

          Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the option Price or of any tax in connection with the exercise of an option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

        10.    Non-Transferability of Options.    An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11.    Adjustments Upon Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares subject to the Plan, the Section 162(m) Grant Limit set forth in Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

        Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

        Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding paragraph.

        12.    Time of Granting Options.    Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

        13.    Amendment and Termination of the Plan.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan or change the designation of the class of employees eligible to receive Options. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

        14.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15.    Reservation of Shares.    During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

        16.    Information to Optionee.    During the term of any option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

        17.    Option Agreement.    Options granted under the Plan shall be evidenced by Option Agreements.

        18.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted. Any option granted before shareholder approval is obtained and any exercise of such option must be rescinded if such shareholder approval is not obtained within twelve (12) months after the Plan is adopted. Shares issued upon the exercise of such options shall not be counted in determining whether such approval is obtained. Shareholder approval of the Plan and any amendments thereto requiring shareholder approval shall be by the affirmative vote of the holders of a majority of the capital stock of the Company present or represented and entitled to vote at a duly held meeting or by the written consent of the holders of a majority of the outstanding capital stock of the Company entitled to vote.

APPENDIX C

ZORAN CORPORATION

AMENDED AND RESTATED

1995 EMPLOYEE STOCK PURCHASE PLAN

        1.    Establishment, Purpose and Term of Plan.

          1.1    Establishment.    The Zoran Corporation 1995 Employee Stock Purchase Plan was initially established effective December 14, 1995 (the "Effective Date"), the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "Initial Plan"). The Initial Plan was amended and restated in its entirety as the Zoran Corporation Amended and Restated 1995 Employee Stock Purchase Plan (the "Plan") effective as of the date of commencement of the first Offering under the Plan following approval of the Plan by the stockholders of the Company on June 6, 1996.

          1.2    Purpose.    The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

          1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

        2.    Definitions and Construction.

          2.1    Definitions.    Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (b)  "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (c)  "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (d)  "Company" means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

            (e)  "Compensation" means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

            (f)    "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

            (g)  "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

            (j)    "Offering" means an offering of Stock as provided in Section 6.

            (k)  "Offering Date" means, for any Offering Period, the first day of such Offering Period.

            (l)    "Offering Period" means a period determined in accordance with Section 6.1.

            (m)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (n)  "Participant" means an Eligible Employee participating in the Plan.

            (o)  "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

            (p)  "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

            (q)  "Purchase Date" means, for any Purchase Period, the last day of such Purchase Period.

            (r)  "Purchase Period" means a period determined in accordance with Section 6.2.

            (s)  "Purchase Price" means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.

            (t)    "Purchase Right" means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised during an Offering Period.

    Such option arises from the right of a Participant to withdraw such Participant's accumulated payroll deductions not previously applied to the purchase of Stock under the Plan (if any) and terminate participation in the Plan or any Offering therein at any time during an Offering Period.

            (u)  "Stock" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

            (v)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

        3.    Administration.    The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        4.    Shares Subject to Plan.

          4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be six hundred thousand (600,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

          4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Offering Share Limit set forth in Section 8.1 and to each Purchase Right and in the Purchase Price.

        5.    Eligibility.

          5.1    Employees Eligible to Participate.    Any Employee of a Participating Company is eligible to participate in the Plan except the following:

            (a)  Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;

            (b)  Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and

            (c)  Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of Section 423(b)(3) of the Code.

          5.2    Leased Employees Excluded.    Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an "Employee" of such Participating Company.

        6.    Offerings.

          6.1    Offering Periods.    Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an "Offering Period"); provided, however that the first Offering Period shall commence on the Effective Date and end on October 31, 1997 (the "Initial Offering Period"). Subsequent Offerings shall commence on the first days of May and November of each year and end on the last days of the second April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

          6.2    Purchase Periods.    Each Offering Period shall consist of four (4) consecutive purchase periods of approximately six (6) months duration (individually, a "Purchase Period"). The Purchase Period commencing on the Offering Date of the Initial Offering Period shall end on April 30, 1996. A Purchase Period commencing on the first day of May shall end on the last day of the next following October. A Purchase Period commencing on the first day of November shall end on the last day of the next following April. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. In the event the first or last day of a Purchase Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Purchase Period.

          6.3    Governmental Approval; Stockholder Approval.    Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan's Initial Offering Period; provided, however, that the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

        7.    Participation in the Plan.

          7.1    Initial Participation.    An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company's payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the "Subscription Date") a subscription agreement indicating the Employee's election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company's payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.

          7.2    Continued Participation.    A Participant shall automatically participate in the Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14. If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant's elections contained in the Participant's then effective subscription agreement.

        8.    Right to Purchase Shares.

          8.1    Purchase Right.    Except as set forth below, during an Offering Period each Participant in such Offering Period shall have a Purchase Right consisting of the right to purchase that number of whole shares of Stock arrived at by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on the Offering Date of such Offering Period; provided, however, that such number shall not exceed 5,000 shares (the "Offering Share Limit"). Shares of Stock may only be purchased through a Participant's payroll deductions pursuant to Section 10.

          8.2    Pro Rata Adjustment of Purchase Right.    Notwithstanding the foregoing, if the Board shall establish an Offering Period of less than twenty-three and one-half (23 1/2) months in duration or more than twenty-four and one-half (24 1/2) months in duration, (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar, and (b) the Offering Share Limit shall be determined by multiplying 208.33 shares by the number of months in the Offering Period and rounding to the nearest whole share. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.

        9.    Purchase Price.    The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period.

        10.    Accumulation of Purchase Price through Payroll Deduction.    Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be deducted from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement.

          10.1    Commencement of Payroll Deductions.    Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

          10.2    Limitations on Payroll Deductions.    The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant's Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.

          10.3    Election to Change or Stop Payroll Deductions.    During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant subsequently withdraws from the Offering or the Plan as provided in Sections 13.1 and 13.2, respectively, or is automatically withdrawn from the Offering as provided in Section 13.4.

          10.4    Participant Accounts.    Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

          10.5    No Interest Paid.    Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

          10.6    Company Established Procedures.    The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (a) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (vi) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

        11.    Purchase of Shares.

          11.1    Exercise of Purchase Right.    On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

          11.2    Return of Cash Balance.    Any cash balance remaining in the Participant's Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant's Plan account and applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.

          11.3    Tax Withholding.    At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

          11.4    Expiration of Purchase Right.    Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

        12.    Limitations on Purchase of Shares; Rights as a Stockholder.

          12.1    Fair Market Value Limitation.    Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation) at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date for such Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

          12.2    Pro Rata Allocation.    In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

          12.3    Rights as a Stockholder and Employee.    A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

        13.    Withdrawal.

          13.1    Withdrawal From an Offering.    A Participant may withdraw from an Offering by signing and delivering to the Company's payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have shares of Stock purchased on such Purchase Date and immediately commence participation in the new Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

          13.2    Withdrawal from the Plan.    A Participant may withdraw from the Plan by signing and delivering to the Company's payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company's payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

          13.3    Return of Payroll Deductions.    Upon a Participant's withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

          13.4    Automatic Withdrawal From an Offering.    If the Fair Market Value of a share of Stock on a Purchase Date of an Offering (other than the final Purchase Date of such Offering) is less than the Fair Market Value of a share of Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of shares of Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business day subsequent to such Purchase Period. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section 13.4 by delivering to the Company not later than the close of business on the last day before the Purchase Date a written notice indicating such election.

          13.5    Waiver of Withdrawal Right.    The Company may, from time to time, establish a procedure pursuant to which a Participant may elect, at least six (6) months prior to a Purchase Date, to have all payroll deductions accumulated in his or her Plan account as of such Purchase Date applied to purchase shares of Stock under the Plan, and (a) to waive his or her right to withdraw from the Offering or the Plan and (b) to waive his or her right to increase, decrease, or cease payroll deductions under the Plan from his or her Compensation during the Purchase Period ending on such Purchase Date. Such election shall be made in writing on a form provided by the Company for such purpose and must be delivered to the Company not later than the close of business on the day preceding the date which is six (6) months before the Purchase Date for which such election is to first be effective.

        14.    Termination of Employment or Eligibility.    Termination of a Participant's employment with the Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

        15.    Transfer of Control.

          15.1    Definitions.

            (a)  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

            (b)  A "Transfer of Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          15.2    Effect of Transfer of Control on Purchase Rights.    In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Purchase Period to a date on or before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

        16.    Nontransferability of Purchase Rights.    A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.

        17.    Reports.    Each Participant who exercised all or part of his or her Purchase Right for a Purchase Period shall receive, as soon as practicable after the Purchase Date of such Purchase Period, a report of such Participant's Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant's Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

        18.    Restriction on Issuance of Shares.    The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

        19.    Legends.    The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

          "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                        , 19    . THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

        20.    Notification of Sale of Shares.    The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

        21.    Amendment or Termination of the Plan.    The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

        22.    Continuation of Initial Plan as to Outstanding Purchase Rights.    Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Purchase Rights granted pursuant to the Initial Plan.

APPENDIX D

ZORAN CORPORATION

1995 OUTSIDE DIRECTORS STOCK OPTION PLAN

        1.    Establishment, Purpose and Term of Plan.

          1.1    Establishment.    The Zoran Corporation 1995 Outside Directors Stock Option Plan (the "Plan") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "Effective Date").

          1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

          1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the Effective Date.

        2.    Definitions and Construction.

          2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)  "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

            (b)  "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (c)  "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (d)  "Company" means Zoran Corporation, a Delaware corporation, or any successor corporation thereto.

            (e)  "Consultant" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

            (f)    "Director" means a member of the Board or the board of directors of any other Participating Company.

            (g)  "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i)    "Fair Market Value" means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the

    Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (j)    "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

            (k)  "Optionee" means a person who has been granted one or more Options.

            (l)    "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

            (m)  "Outside Director" means a Director of the Company who is not an Employee.

            (n)  "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (o)  "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

            (p)  "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

            (q)  "Rule 16b-3" means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (r)  "Service" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

            (s)  "Stock" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

            (t)    "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

        3.    Administration.

          3.1    Administration by the Board.    The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any

  Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.2    Limitations on Authority of the Board.    Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

        4.    Shares Subject to Plan.

          4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be three hundred fifty thousand (350,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

        5.    Eligibility and Type of Options.

          5.1    Persons Eligible for Options.    An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

          5.2    Options Authorized.    Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

        6.    Terms and Conditions of Options.    Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1    Automatic Grant of Options.    Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

            (a)  Initial Option. Each person who is (i) an Outside Director on the Effective Date, or (ii) first elected or appointed as an Outside Director after the Effective Date shall be granted an Option to purchase twenty thousand (20,000) shares of Stock on the Effective Date or the date of such initial election or appointment, respectively (an "Initial Option"). Notwithstanding anything herein to the contrary, a Director of the Company who previously did not qualify as an Outside Director shall not receive an Initial Option in the event that such Director subsequently becomes an Outside Director.

            (b)  Annual Option. Each Outside Director (including any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted, on the date immediately following the date of each annual meeting of the stockholders of the Company (an "Annual Meeting") following which such person remains an Outside Director, an Option to purchase ten thousand (10,000) shares of Stock (an "Annual Option"). Notwithstanding the foregoing, an Outside Director who has not served continuously as a Director of the Company for at least six (6) months as of the date immediately following such Annual Meeting shall not receive an Annual Option on such date.

            (c)  Right to Decline Option. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

          6.2    Exercise Price.    The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

          6.3    Exercise Period.    Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

          6.4    Right to Exercise Options.

            (a)    Initial Option.    Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "Initial Option Vesting Date"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

Vested Ratio
Prior to Initial Option Vesting Date	0
On Initial Option Vesting Date, provided the Optionee's Service is continuous from the date of grant of the Initial Option until the Initial Option Vesting Date	1/4
Plus
For each full year of of the Optionee's continuous Service from the Initial Option Vesting Date until the Vested Ratio equals 1/1, an additional	1/4

            (b)    Annual Option.    Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall first become exercisable on the date which is one (1) year after the date on which the Annual Option was granted (the "Annual Option Vesting Date"), provided the Optionee's Service is continuous from the date of grant of the Annual Option until the Annual Option Vesting Date. The Annual Option shall be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option, less the number of shares previously acquired upon exercise thereof.

          6.5    Payment of Exercise Price.

            (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof.

            (b)    Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

            (c)    Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          6.6    Tax Withholding.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

        7.    Standard Form of Option Agreement.

          7.1    Initial Option.    Unless otherwise provided for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2    Annual Option.    Unless otherwise provided for by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.3    Authority to Vary Terms.    Subject to the limitations set forth in Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee's Service is terminated for any reason. In no event, however, shall the Board be permitted to vary the terms of any standard form of Option Agreement if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3 at any such time as any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act.

        8.    Transfer of Control.

          8.1    Definitions.

            (a)  An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                (i)  the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

              (ii)  a merger or consolidation in which the Company is a party;

              (iii)  the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

              (iv)  a liquidation or dissolution of the Company.

            (b)  A "Transfer of Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2    Effect of Transfer of Control on Options.    In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

        9.    Nontransferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

        10.    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

        11.    Termination or Amendment of Plan.    The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no expansion in the class of persons eligible to receive Options. Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.

ZORAN CORPORATION

Proxy for the Annual Meeting of Stockholders
Solicited by the Board of Directors

        The undersigned, revoking all prior proxies, hereby appoints Levy Gerzberg and Karl Schneider, or either of them, with full power of substitution, as proxies to represent and vote as designated in this proxy any and all of the shares of stock of Zoran Corporation, held or owned by or standing in the name of the undersigned on our books on April 29, 2002, at our annual meeting of stockholders to be held at our offices at 3112 Scott Blvd., Santa Clara, CA 95054 on June 21, 2002 at 2:00 p.m. and any continuation or adjournment thereof, with all powers the undersigned would possess if personally present at the meeting.

        The undersigned hereby directs and authorizes said proxies, and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side, or, if no specification is made, to vote in favor thereof.

        The undersigned hereby further confers upon said proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters, which may properly come before the meeting or any continuation or adjournment thereof.

        The undersigned hereby acknowledges receipt of: (a) Notice of annual meeting of stockholders of Zoran, (b) accompanying proxy statement and (c) annual report to stockholders for the fiscal year ended December 31, 2001.

(To be signed on reverse side)

☒	Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5.

			FOR	WITHHELD			FOR	AGAINST	ABSTAIN
1.	Election of five (5) nominees to the board of directors.		☐	☐	2.	To approve an amendment to Zoran's 1993 Stock Option Plan to increase the number of shares of common stock authorized for issuance thereunder by 750,000 shares.	☐	☐	☐
	Nominees:	Levy Gerzberg Uzia Galil James D. Meindl Arthur B. Stabenow Philip M. Young	For all nominees except as follows:		3.	To approve an amendment to Zoran's 1995 Employee Stock Purchase Plan to increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares.	☐	☐	☐
					4.
						To approve amendments to Zoran's 1995 Outside Directors Stock Option Plan (a) to increase the number of shares of common stock authorized for issuance thereunder by 50,000 shares, and (b) to increase the size of the option granted annually to each outside director from 4,800 shares to 10,000 shares.	☐	☐	☐
					5.	To ratify the appointment of PricewaterhouseCoopers LLP as Zoran's independent accountants for the year ending December 31, 2002.	☐	☐	☐
					WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

Signature:	Date:	Signature:	Date:

Note: Sign exactly as your name(s) appears on your stock certificate. If shares of stock are held in the name of two or more persons or in the name of husband and wife, either as joint tenants or otherwise, both or all of such persons should sign the above proxy card. If shares of stock are held by a corporation, the proxy card should be executed by the president or vice president and the secretary or assistant secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full title. Please date the proxy card.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF AMENDMENT TO 1993 STOCK OPTION PLAN
PROPOSAL NO. 3 APPROVAL OF AMENDMENT TO 1995 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL NO. 4 APPROVAL OF AMENDMENTS TO 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN
AMENDED PLAN BENEFITS
PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
OTHER BUSINESS
APPENDIX A ZORAN CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B ZORAN CORPORATION 1993 STOCK OPTION PLAN
APPENDIX C ZORAN CORPORATION AMENDED AND RESTATED 1995 EMPLOYEE STOCK PURCHASE PLAN
APPENDIX D ZORAN CORPORATION 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN